                                                                    EXHIBIT 99.1

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

  The following unaudited pro forma consolidated financial information of Rental Service Corporation (the "Company") presents the unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997, and the unaudited pro forma consolidated balance sheet at March 31, 1997. The pro forma consolidated statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 have been adjusted to give effect to the following acquisitions: i) the Company's acquisition of all of the outstanding shares of Comtect, Inc. and subsidiaries d/b/a Industrial Air Tool (the "IAT Acquisition") and ii) the Company's acquisition of substantially all of the assets of Brute Equipment Co. d/b/a Foxx Hy-Reach Company (the "Foxx Acquisition"). Such statements have been adjusted in each case as if the acquisitions had occurred at the beginning of the respective periods. The pro forma consolidated balance sheet gives effect to these acquisitions as if they had occurred on March 31, 1997. The IAT Acquisition was completed on April 25, 1997 and IAT's balance sheet was consolidated with the Company's under the purchase method of accounting as of that date. Pursuant to the acquisition agreement, the Company assumed effective control of IAT's operations on March 1, 1997 and has included IAT's revenues, costs and expenses from such date in its consolidated statements of operations, net of imputed purchase price adjustments. The Company previously filed audited combined financial statements of IAT and unaudited pro forma consolidated financial information, including the IAT Acquisition, in a Current Report on Form 8-K/A dated June 4, 1997. The Foxx Acquisition was completed on June 5, 1997.

  The pro forma acquisition adjustments represent the Company's determination of all adjustments necessary to present fairly the Company's pro forma results of operations and financial position and are based upon available information and certain assumptions considered reasonable under the circumstances. Purchase accounting values have been assigned on a preliminary basis, and are subject to adjustment when final information as to the fair values of the net assets acquired is available. The pro forma consolidated financial information presented herein does not purport to present what the Company's financial position or results of operations would actually have been had such events leading to the pro forma acquisition adjustments in fact occurred on the date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period.

  The unaudited pro forma consolidated financial information should be read in conjunction with the historical Consolidated Financial Statements of the Company and the Notes thereto and management's discussion thereof contained in the Company's Registration Statement on Form S-1 (Registration No. 333-26753), as filed with the Securities and Exchange Commission on May 29, 1997.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            IAT           FOXX            PRO FORMA
                                           HISTORICAL   ACQUISITION    ACQUISITION       ACQUISITION       PRO FORMA
                                            COMPANY         (1)            (1)           ADJUSTMENTS       COMBINED
                                           ----------   -----------    -----------       -----------       ---------
Revenues:
 Equipment rentals......................     $ 94,218       $ 7,319        $11,842        $    --           $113,379
 Sales of parts, supplies and equipment.       34,136        41,694          7,976             --             83,806
                                             --------       -------        -------        -------           --------
Total revenues..........................      128,354        49,013         19,818             --            197,185
Cost of revenues:
 Cost of equipment rentals, excluding
  equipment rental depreciation.........       55,202         5,170          4,228             --             64,600

 Depreciation, equipment rentals........       17,840           445          2,718           (246)(2)         20,757
 Cost of sales of parts, supplies and
  equipment.............................       24,070        33,307          5,308             --             62,685
                                             --------       -------        -------        -------           --------
Total cost of revenues..................       97,112        38,922         12,254           (246)           148,042
                                             --------       -------        -------        -------           --------
Gross profit............................       31,242        10,091          7,564            246             49,143
Selling, general and administrative
 expense................................       12,254         7,107          5,782         (4,145)(3)         20,998
Depreciation and amortization,
 excluding equipment rental
 depreciation...........................        2,835           164            258             --              3,257

Amortization of intangibles.............        2,379            --             --          1,062 (4)          3,441
                                             --------       -------        -------        -------           --------
Operating income........................       13,774         2,820          1,524          3,329             21,447
Non-operating income....................           --          (373)            --            373 (5)             --
Interest expense, net...................        7,063            67            235          5,118 (6)         12,483
                                             --------       -------        -------        -------           --------
Income before income taxes and
 extraordinary item.....................        6,711         3,126          1,289         (2,162)             8,964
Provision for income taxes..............        2,722           150             --            767 (7)          3,639
                                             --------       -------        -------        -------           --------
Income before extraordinary item........        3,989         2,976          1,289         (2,929)             5,325
Redeemable preferred stock accretion....        1,643            --             --             --              1,643
                                             --------       -------        -------        -------           --------
Income before extraordinary item
 available to common stockholders.......     $  2,346       $ 2,976        $ 1,289        $(2,929)          $  3,682
                                             ========       =======        =======        =======           ========
Income before extraordinary item per
 common and common equivalent share ....     $    .33                                                       $    .48
                                             ========                                                       ========
Weighted average common and common
 equivalent shares.....................         7,218                                                          7,691
                                                                                                              (8) (9)

See accompanying Notes to Unaudited Pro Forma Consolidated Statement of
Operations

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

(1) Represents the results of the IAT Acquisition and the Foxx Acquisition prior to their acquisition by the Company. The results of operations for the IAT Acquisition represent the results for IAT's fiscal year ended March 31, 1997.

(2) Represents the elimination of the historical carrying value of rental depreciation of the IAT Acquisition and the Foxx Acquisition of $3,163,000 and the Company's estimate of $2,917,000 for rental depreciation assuming the rental fleet acquired was recorded to fair market value at the beginning of the period presented. As a result, pro forma rental depreciation decreased by $246,000.

(3) Represents the elimination of $2,000,000 of certain stockholders' salaries associated with the Foxx Acquisition, as one stockholder will not be employed by the Company and one stockholder will be employed under a lower contractual rate. Also, represents the elimination of $2,320,000 of nonrecurring litigation judgement expense associated with the Foxx Acquisition.

(4) Represents the Company's estimate of the amortization of goodwill for the IAT Acquisition and the Foxx Acquisition, as if these acquisitions were consummated at the beginning of the period presented.

(5) Represents the elimination of income earned on assets not acquired in the IAT Acquisition.

(6) Represents the elimination of historical interest expense of $302,000 and the effects on interest expense from borrowing to fund the above acquisitions of $5,420,000, as if the acquisitions were consummated at the beginning of the period presented. As a result, pro forma interest expense increased by $5,118,000.

(7) Represents the adjustment to provide income taxes at the Company's effective tax rate of 40.6%.

(8) The acquisition agreements for the IAT Acquisition and the Foxx Acquisition provide for the potential issuance of up to 108,108 and 89,630 shares of the Company's Common Stock, respectively, over three year periods following the acquisitions if certain performance objectives are met. The effects of the potential issuance of these shares are not considered in the pro forma consolidated financial statements, as the related performance objectives have not currently been achieved.

(9) Weighted average common and common equivalent shares includes 189,189 and 284,250 shares of the Company's Common Stock issued for the IAT Acquisition and the Foxx Acquisition, respectively.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                              IAT           FOXX         PRO FORMA
                                             HISTORICAL   ACQUISITION    ACQUISITION    ACQUISITION          PRO FORMA
                                              COMPANY         (1)            (1)        ADJUSTMENTS          COMBINED
                                             ----------   -----------    -----------    -----------          ---------
Revenues:
 Equipment rentals......................      $27,527        $1,029         $2,856        $    --            $31,412
 Sales of parts, supplies and equipment.       13,782         6,960          2,241             --             22,983
                                              -------        ------         ------        -------            -------
Total revenues..........................       41,309         7,989          5,097             --             54,395
Cost of revenues:
 Cost of equipment rentals, excluding
  equipment rental depreciation........        14,316           828          1,007             --             16,151

 Depreciation, equipment rentals........        6,306            81            782           (154)(2)          7,015
 Cost of sales of parts, supplies and
  equipment.............................        9,709         5,595          1,482             --             16,786
                                              -------        ------         ------        -------            -------
Total cost of revenues..................       30,331         6,504          3,271           (154)            39,952
                                              -------        ------         ------        -------            -------
Gross profit............................       10,978         1,485          1,826            154             14,443
Selling, general and administrative
 expense................................        3,784         1,194            417             --              5,395
Depreciation and amortization, excluding
  equipment rental depreciation.........        1,068            30             52             --              1,150
Amortization of intangibles.............          624            --             --            218 (3)            842
                                              -------        ------         ------        -------            -------
Operating income........................        5,502           261          1,357            (64)             7,056
Non-operating income....................           --           (59)            --             59 (4)             --
Interest expense, net...................        1,597            13             64            957 (5)          2,631
                                              -------        ------         ------        -------            -------
Income before income taxes and
 extraordinary item.....................        3,905           307          1,293         (1,080)             4,425
Provision for income taxes..............        1,722            37             --            192 (6)          1,951
                                              -------        ------         ------        -------            -------
Income before extraordinary item........      $ 2,183        $  270         $1,293        $(1,272)           $ 2,474
                                              =======        ======         ======        =======            =======

Income before extraordinary item per
 common and common equivalent share....       $   .19                                                        $   .21
                                              =======                                                        =======

Weighted average common and common
 equivalent shares.....................        11,493                                                         11,967
                                                                                                              (7) (8)


See accompanying Notes to Unaudited Pro Forma Consolidated Statement of
Operations

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997

(1) Represents the results of the IAT Acquisition and the Foxx Acquisition prior to their acquisition by the Company. Results of the IAT Acquisition subsequent to the acquisition date are included in the Historical Company's results for the three months ended March 31, 1997.

(2) Represents the elimination of the historical carrying value of rental depreciation of the IAT Acquisition and the Foxx Acquisition of $863,000 and the Company's estimate of $709,000 for rental depreciation assuming the rental fleet acquired was recorded to fair market value at the beginning of the period presented. As a result, pro forma rental depreciation decreased by $154,000.

(3) Represents the Company's estimate of the amortization of goodwill for the IAT Acquisition and the Foxx Acquisition, as if these acquisitions were consummated at the beginning of the period presented.

(4) Represents the elimination of income earned on assets not acquired in the IAT Acquisition.

(5) Represents the elimination of historical interest expense of $77,000 and the effects on interest expense from borrowing to fund the above acquisitions of $1,034,000, as if the acquisitions were consummated at the beginning of the period presented. As a result, pro forma interest expense increased by $957,000.

(6) Represents the adjustment to provide income taxes at the Company's effective tax rate of 44.1%.

(7) The acquisition agreements for the IAT Acquisition and the Foxx Acquisition provide for the potential issuance of up to 108,108 and 89,630 shares of the Company's Common Stock, respectively, over three year periods following the acquisitions if certain performance objectives are met. The effects of the potential issuance of these shares are not considered in the pro forma consolidated financial statements, as the related performance objectives have not currently been achieved.

(8) Weighted average common and common equivalent shares includes 189,189 and 284,250 shares of the Company's Common Stock issued for the IAT Acquisition and the Foxx Acquisition, respectively.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)


                                                                          MARCH 31, 1997
                                           -----------------------------------------------------------------------------
                                                                                              PRO FORMA
                                           HISTORICAL        IAT              FOXX           ACQUISITION        PRO FORMA
                                            COMPANY     ACQUISITION(1)   ACQUISITION(1)      ADJUSTMENTS        COMBINED
                                           ----------   --------------   --------------      ------------       ---------
ASSETS
 Cash and cash equivalents..............     $  1,578       $ 7,165          $     3         $ (7,168)(2)       $  1,578
 Accounts receivable, net...............       22,844         6,993            2,453               --             32,290
 Other receivables and prepaid expense..        2,850           217               51              (51)(2)          3,067
 Income tax receivable..................        1,524            --               --               --              1,524
 Parts and supplies inventories, net....       10,515         6,664              405               --             17,584
 Deferred taxes.........................        8,645            --               --               --              8,645
 Rental equipment, net..................      155,395         1,010           13,841            1,359 (3)        171,605
 Operating property and equipment,
    at cost, net........................       20,764         1,377              422              278 (3)         22,841
 Intangible assets......................       41,048            --               --           42,479 (4)         83,527
 Other assets...........................        2,380           716              237             (605)(2)          2,728
                                             --------       -------          -------         --------           --------
                                             $267,543       $24,142          $17,412         $ 36,292           $345,389
                                             ========       =======          =======         ========           ========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Accounts payable.......................     $ 33,265       $ 2,513          $   236         $   (236)(2)       $ 35,778
 Payroll and other accrued expenses.....       21,389         1,233            2,642           (2,642)(2)         22,622
 Accrued interest payable...............          742            --               --               --                742
 Income taxes payable...................          939            --               --               --                939
 Deferred taxes.........................       12,863            --               --               --             12,863
 Bank debt and long term obligations....      101,569           705            2,420           62,175 (5)        166,869
 Obligations under capital leases.......           55            --               --               --                 55
                                             --------       -------          -------         --------           --------
 Total liabilities......................      170,822         4,451            5,298           59,297            239,868

 Redeemable common stock................           --        10,775               --          (10,775)(2)             --

 Stockholders' equity:
  Preferred stock.......................           --           891               --             (891)(6)             --
  Common stock (7)......................          114            12              100             (108)(6)            118
  Common stock issuable (8).............           --            --               --                1 (8)              1
  Additional paid-in capital............       93,917            --               --            8,795 (6)        102,712
  Retained earnings.....................        2,690         8,013           12,014          (20,027)(6)          2,690
                                             --------       -------          -------         --------           --------
 Total stockholders' equity.............       96,721         8,916           12,114          (12,230)           105,521
                                             --------       -------          -------         --------           --------
                                             $267,543       $24,142          $17,412         $ 36,292           $345,389
                                             ========       =======          =======         ========           ========


    See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997

(1) The purchase method of accounting has been used in preparing the Unaudited Pro Forma Consolidated Financial Statements of the Company with respect to the IAT Acquisition and the Foxx Acquisition. Purchase accounting values have been assigned to the IAT Acquisition and the Foxx Acquisition on a preliminary basis.

(2) Represents assets not acquired or liabilities not assumed in the IAT Acquisition and the Foxx Acquisition.

(3) Represents preliminary estimates of the fair market value step-up for assets acquired in the IAT Acquisition and the Foxx Acquisition.

(4) Represents the estimated fair market value of goodwill represented by the excess purchase price (including the issuance of all shares which may be paid over future time periods if certain performance objectives are met) over the estimated fair market value of the net assets acquired in the IAT Acquisition and the Foxx Acquisition.

(5) Represents borrowings under the Company's Revolver to fund the IAT Acquisition and the Foxx Acquisition.

(6) Represents the elimination of the equity accounts of the IAT Acquisition and the Foxx Acquisition and the effects of the issuance of 189,189 and 233,034 shares of the Company's Common Stock for the IAT Acquisition and the Foxx Acquisition, respectively.

(7) The acquisition agreements for the IAT Acquisition and the Foxx Acquisition provide for the potential issuance of up to 108,108 and 89,630 shares of the Company's Common Stock, respectively, over three year periods following the acquisitions if certain performance objectives are met. The effects of the potential issuance of these shares are not considered in the pro forma consolidated financial statements, as the related performance objectives have not currently been achieved.

(8) The Common Stock issuable represents the 51,216 shares of the Company's Common Stock for the Foxx Acquisition which will be issued one year from the date of closing.